Exhibit 24.1





















                               Powers of Attorney

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                                /s/ Edward A. Fox
                                -------------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                             /s/ Charles P. O'Brien
                             ----------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                               /s/ Lewis S. Ranieri
                               -------------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                              /s/ Thomas L. Rhodes
                              ----------------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                            /s/ Robert M. Smith, Jr.
                            -----------------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 31st day of December, 1999.



                                 /s/ B.K. Werner
                                 ---------------------------

                                POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. and each acting alone his true and lawful attorneys-in-fact and agents, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     In Witness Whereof, the undersigned has hereunto set his hand this 4th day of February, 2000.



                                 /s/ Lawrence E. Daurelle
                                 ---------------------------